Net Income Per Share	12 Months Ended
Dec. 31, 2011
Net Income Per Share
Net Income Per Share

19.                Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2009, 2010 and 2011:

	For the year ended December 31,
	2009	2010	2011
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	1,850,436	2,235,772	3,234,264

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,225,250	3,246,426	3,265,550
Dilutive effect of employee stock options and restricted share units	23,733	15,460	11,154
Weighted average number of ordinary shares outstanding, diluted	3,248,983	3,261,886	3,276,704
Net income per share, basic (RMB)	0.57	0.69	0.99
Net income per share, diluted (RMB)	0.57	0.69	0.99

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the year. Diluted net income per share is computed using the weighted average number of ordinary shares and ordinary share equivalents outstanding during the year. For the years ended December 31, 2009, 2010 and 2011, options to purchase ordinary shares and restricted share units that were anti-dilutive and excluded from the calculation of diluted net income per share was approximately 13.0 million shares, 5.0 million shares and 9.6 million shares, respectively.